Vanguard Variable Insurance Funds Money Market Portfolio
Supplement Dated August 27, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
The purpose of this supplement is to provide you with information regarding the investment strategy for Vanguard Variable Insurance Funds Money Market Portfolio (the “Portfolio”).
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities, including securities issued by the U.S. government or its agencies and instrumentalities. The Portfolio invests more than 25% of its assets in the financial services industry (i.e., issuers principally engaged in providing financial services to consumers and industry), which includes securities issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal Home Loan Banks. The Portfolio has no limit on its ability to invest in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or cash (“government securities”). The Portfolio has been increasing its investments in government securities and expects to continue to do so.

Prospectus Text Changes
The following replaces the “Principal Investment Strategies” section:
The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities, such as securities issued by the U.S. government or its agencies and instrumentalities. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
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Vanguard Marketing Corporation, Distributor.	PS 104A 082020